UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 5, 2023

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1099 Alakea Street, Suite 2200, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 5.07 Submission of matters to a vote of security holders

HEI: The Annual Meeting of Shareholders (Annual Meeting) of Hawaiian Electric Industries, Inc. (HEI) was held on May 5, 2023. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. As of March 1, 2023, the record date for the Annual Meeting, there were 109,572,075 shares of HEI Common Stock issued and outstanding and entitled to vote. There was no solicitation in opposition to the nominees to the Board of Directors, as listed in the proxy statement for the Annual Meeting, and all such nominees were elected to the Board of Directors. Shareholders also (1) approved, on an advisory basis, a resolution approving the compensation of HEI's named executive officers, (2) approved, on an advisory basis, a frequency of every one year for future advisory votes on HEI’s executive compensation, and (3) ratified the appointment of Deloitte & Touche, LLP as HEI's independent registered public accounting firm for 2023.
The final record of the voting of shares at the Annual Meeting is as follows:

	Shares of Common Stock

	For	Against	Abstain	Broker Non-Vote
Election of Directors
Thomas B. Fargo	80,508,984	2,967,968	733,130	13,128,468
Celeste A. Connors	82,480,119	818,274	911,689	13,128,468
Richard J. Dahl	80,596,639	2,821,116	792,327	13,128,468
Elisia K. Flores	82,898,123	509,271	802,688	13,128,468
Peggy Y. Fowler	81,071,620	2,334,170	804,292	13,128,468
Micah A. Kāne	82,390,784	1,026,403	792,895	13,128,468
Michael J. Kennedy	82,500,520	771,399	938,163	13,128,468
Yoko Otani	82,829,230	475,169	905,683	13,128,468
William James Scilacci, Jr.	82,526,734	767,808	915,540	13,128,468
Scott W. H. Seu	82,745,469	798,264	666,349	13,128,468
Advisory vote on resolution approving the compensation of HEI's named executive officers	76,459,104	6,534,643	1,216,335	13,128,468
Ratification of appointment of Deloitte & Touche, LLP as HEI's independent registered public accounting firm for 2023	95,877,065	832,394	629,091	0

	Shares of Common Stock

	1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
Frequency of future advisory votes on HEI's executive compensation	80,232,584	862,313	2,538,800	576,385	0

A majority of the votes cast by shareholders were voted, on an advisory basis, in favor of the recommendation of the Board of Directors to hold future advisory votes on executive compensation every one year (“Frequency Vote”). In light of the Frequency Vote and other considerations, the Company has decided to include a shareholder vote on executive compensation in its proxy materials annually until the next required vote on the frequency of shareholder votes on executive compensation.

Hawaiian Electric: On May 5, 2023, HEI, the sole common shareholder of Hawaiian Electric Company, Inc. (Hawaiian Electric), by written consent in lieu of an annual meeting of shareholders (1) fixed the number of Hawaiian Electric directors at seven, (2) elected James A. Ajello, Timothy E. Johns (Chair), Shelee M. T. Kimura, Mary E. Kipp, Alana K. Pakkala, Kelvin H. Taketa and Toby B. Taniguchi to serve as directors until the next annual meeting of Hawaiian Electric shareholders, or until their successors are duly elected and qualified and (3) ratified the appointment of Deloitte & Touche, LLP as Hawaiian Electric's independent registered accounting firm for 2023.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Paul K. Ito	/s/ Tayne S. Y. Sekimura
Paul K. Ito	Tayne S. Y. Sekimura
Executive Vice President,	Senior Vice President,
Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer

Date: May 10, 2023	Date: May 10, 2023

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